BLACKROCK SERIES FUND, INC.
BlackRock Fundamental Growth Portfolio
BlackRock Global Allocation Portfolio

Supplement dated March 16, 2007 to the
Statement of Additional Information dated May 1, 2006

The section entitled "Investment Restrictions - Restrictions Applicable to each Portfolio (Except the Money Reserve Portfolio)" beginning on
 p. 2 of the BlackRock Series Fund, Inc.'s Statement of Additional Information is amended as follows:
(i) to revise non-fundamental investment restriction
(b) to add BlackRock Global Allocation Portfolio to the list of funds that may make short sales of securities; and
(ii) to revise non-fundamental investment restriction
 (d) to add BlackRock Fundamental Growth Portfolio to the list of funds that may invest more than 10% of its total assets in equity securities of foreign issuers.







Code #SER-FGA-0307SAI